Income taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
Income before income taxes

	U.S.	Non-U.S.	Total
2012	$319	$1,616	$1,935
2011	1,791	1,164	2,955
2010	3,769	782	4,551

Provision (benefit) for income taxes

	U.S. Federal	Non-U.S.	U.S. State	Total
2012:
Current	$(43)	$156	$(2)	$111
Deferred	—	65	—	65
Total	$(43)	$221	$(2)	$176

2011:
Current	$692	$138	$8	$838
Deferred	(154)	24	11	(119)
Total	$538	$162	$19	$719

2010:
Current	$1,401	$92	$18	$1,511
Deferred	(188)	(2)	2	(188)
Total	$1,213	$90	$20	$1,323

Principal reconciling items from income tax computed at the statutory federal rate follow:

	2012	2011	2010
Computed tax at statutory rate	$677	$1,034	$1,593
Non-U.S. effective tax rates	(345)	(245)	(184)
U.S. tax benefit for manufacturing	(158)	(31)	(63)
Impact of changes to uncertain tax positions	(88)	—	—
Non-deductible expenses	42	27	10
U.S. R&D tax credit	—	(58)	(54)
Other	48	(8)	21
Total provision for income taxes	$176	$719	$1,323

The total provision for 2012 in the reconciliation above includes $252 million of discrete tax benefits primarily for additional U.S. tax benefits for manufacturing related to the years 2000 through 2011.

The primary components of deferred income tax assets and liabilities were as follows:

	December 31,
	2012	2011
Deferred income tax assets:
Inventories and related reserves	$734	$913
Deferred loss and tax credit carryforwards	382	400
Stock-based compensation	366	357
Postretirement benefit costs recognized in AOCI	357	431
Accrued expenses	331	322
Other	209	122
	2,379	2,545
Less valuation allowance	(221)	(178)
	2,158	2,367
Deferred income tax liabilities:
Acquisition-related intangibles and fair-value adjustments	(921)	(1,030)
Accrued retirement costs (defined benefit and retiree health care)	(243)	(180)
Property, plant and equipment	(131)	(141)
International earnings	(102)	(92)
Other	(11)	(36)
	(1,408)	(1,479)
Net deferred income tax asset	$750	$888

The deferred income tax assets and liabilities based on tax jurisdictions are presented on the Consolidated balance sheets as follows:

	December 31,
	2012	2011
Current deferred income tax assets	$1,044	$1,174
Noncurrent deferred income tax assets	280	321
Current deferred income tax liabilities	(2)	—
Noncurrent deferred income tax liabilities	(572)	(607)
Net deferred income tax asset	$750	$888

We make an ongoing assessment regarding the realization of U.S. and non-U.S. deferred tax assets. In 2012, we recognized a net increase of $43 million in our valuation allowance. This increase was due to valuation allowances on unutilized tax credits. While the net deferred tax assets of $2.16 billion at December 31, 2012, are not assured of realization, our assessment is that a valuation allowance is not required on this balance. This assessment is based on our evaluation of relevant criteria including the existence of deferred tax liabilities that can be used to absorb deferred tax assets, taxable income in prior carryback years and expectations for future taxable income.

We have U.S. and non-U.S. tax loss carryforwards of approximately $175 million, none of which will expire before the year 2023.

A provision has been made for deferred taxes on undistributed earnings of non-U.S. subsidiaries to the extent that dividend payments from these subsidiaries are expected to result in additional tax liability. The remaining undistributed earnings (approximately $5.54 billion at December 31, 2012) have been indefinitely reinvested; therefore, no provision has been made for taxes due upon remittance of these earnings. The indefinitely reinvested earnings of our non-U.S. subsidiaries are primarily invested in tangible assets such as inventory and property, plant and equipment. Determination of the amount of unrecognized deferred income tax liability is not practical because of the complexities associated with its hypothetical calculation.

Cash payments made for income taxes, net of refunds, were $171 million, $902 million and $1.47 billion for the years ended December 31, 2012, 2011 and 2010, respectively.

Uncertain tax positions
We operate in a number of tax jurisdictions, and our income tax returns are subject to examination by tax authorities in those jurisdictions who may challenge any item on these tax returns. Because the matters challenged by authorities are typically complex, their ultimate outcome is uncertain. Before any benefit can be recorded in the financial statements, we must determine that it is “more likely than not” that a tax position will be sustained by the appropriate tax authorities. We recognize accrued interest related to uncertain tax positions and penalties as components of OI&E.

The changes in the total amounts of uncertain tax positions are summarized as follows:

	2012	2011	2010
Balance, January 1	$210	$103	$56
Additions based on tax positions related to the current year	12	15	12
Additions from the acquisition of National	—	132	—
Additions for tax positions of prior years	45	3	50
Reductions for tax positions of prior years	(92)	(39)	(12)
Settlements with tax authorities	39	(4)	(3)
Expiration of the statute of limitations for assessing taxes	(30)	—	—
Balance, December 31	$184	$210	$103

Interest income (expense) recognized in the year ended December 31	$32	$1	$(2)

Interest receivable (payable) as of December 31	$8	$(3)	$5

The liability for uncertain tax positions is a component of Deferred credits and other liabilities on our December 31, 2012, balance sheet. The interest receivable is a component of Other assets on our December 31, 2012, balance sheet.

Within the $184 million liability for uncertain tax positions as of December 31, 2012, are positions totaling $159 million that, if recognized, would impact the tax rate. If these tax liabilities are ultimately realized, $78 million of existing deferred tax assets would also be realized, primarily related to refunds from counterparty jurisdictions resulting from procedures for relief from double taxation. Regarding the $184 million liability:

•
About $60 million of the liability represents uncertain tax positions for tax years in jurisdictions in which audit assessments have not been made. The liability is primarily related to transfer pricing issues for which procedures for relief from double taxation will mitigate the tax rate impact of any difference between the actual tax assessments and our estimates. The increase in the liability for transfer pricing issues for the next 12 months is expected to be about $10 million.

•
About $30 million of the liability represents audit assessments subject to ongoing procedures for relief from double taxation. Settlement of the $30 million is subject to timely completion of the tax treaty processes and may be settled within the next 12 months. Settlement would not have a significant tax rate impact, as the tax rates of the counterparty jurisdictions are similar.

•
The balance of the liability represents tax adjustments that are known and currently before the tax authorities or otherwise identified by the company as adjustments to filed returns. Settlement of these matters at the known amounts will not have any additional tax rate impact. Based on the expected settlement dates of various income tax examinations, the anticipated reduction in these uncertain tax positions during the next 12 months could range between about $30 million and $60 million.

Within the $210 million liability for uncertain tax positions as of December 31, 2011, are uncertain tax positions totaling $233 million that, if recognized, would impact the tax rate. If these tax liabilities are ultimately realized, $83 million of deferred tax assets would also be realized, primarily related to refunds from counterparty jurisdictions resulting from procedures for relief from double taxation.

As of December 31, 2012, the statute of limitations remains open for U.S. federal tax returns for 2000 and following years. Audit activities related to our U.S. federal tax returns through 2008 have been completed except for certain pending tax treaty procedures for relief from double taxation. These procedures pertain to U.S. federal tax returns for the years 2003 through 2008. U.S. federal tax returns for National are currently under audit for tax years through fiscal year 2012.

In non-U.S. jurisdictions, the years open to audit represent the years still open under the statute of limitations. With respect to major jurisdictions outside the U.S., our subsidiaries are no longer subject to income tax audits for years before 2005.